[Logo] M F S (R)
INVESTMENT MANAGEMENT
75 YEARS
WE INVENTED THE MUTUAL FUND(R)

                               [Graphic Omitted]

                               MFS(R) MUNICIPAL
                               INCOME FUND

                               SEMIANNUAL REPORT o SEPTEMBER 30, 1999

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  3
Performance Summary .......................................................  7
Portfolio of Investments .................................................. 10
Financial Statements ...................................................... 19
Notes to Financial Statements ............................................. 25
MFS' Year 2000 Readiness Disclosure ....................................... 31
Trustees and Officers ..................................................... 33

       MFS ORIGINAL RESEARCH(R)

       RESEARCH HAS BEEN CENTRAL TO INVESTMENT MANAGEMENT AT MFS
       SINCE 1932, WHEN WE CREATED ONE OF THE FIRST IN-HOUSE
       RESEARCH DEPARTMENTS IN THE MUTUAL FUND                              (SM)
       INDUSTRY. ORIGINAL RESEARCH(SM) AT MFS IS MORE          ORIGINAL RESEARCH
       THAN JUST CRUNCHING NUMBERS AND CREATING
       ECONOMIC MODELS: IT'S GETTING TO KNOW                           MFS
       EACH SECURITY AND EACH COMPANY PERSONALLY.
                                                              MAKES A DIFFERENCE

--------------------------------------------------------------------------------
NOT FDIC INSURED                MAY LOSE VALUE                NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
      Jeffrey L. Shames

Dear Shareholders,
The current investment and economic environment bears little resemblance to last year's. One year ago, global economies were floundering, and the crisis in Asia threatened an already weak U.S. economy. Corporate earnings were flat, and economists used the word "deflation" for the first time in recent memory. Entering 1999, expectations for corporate earnings growth were lowered dramatically. In an attempt to foster U.S. growth, the Federal Reserve Board (the Fed) lowered interest rates.

As a result, this year the U.S. economy is booming and unemployment is low.
Many corporations are focused on improving their profitability, and investors have been rewarded with positive surprises across a variety of industries. Our analysts predict that corporate earnings growth for 1999 will average 12% - 15%.

Global economies also are showing signs of strength, and the Asian crisis has passed. In fact, Japan's economic woes seem to have reached bottom. Although the process is in its infancy, some Japanese corporations not only are talking about restructuring and cost cutting, they also are beginning to take action, looking within to become more competitive and improve returns on equity. While still lagging the United States, Europe is beginning to restructure and consolidate. These signs of international growth have contributed to concerns that the U.S. economy now may be too strong.
In June, and again in August, the Fed raised rates by one-quarter of a percentage point to help ward off the specter of inflation.

After an unprecedented four years of 20% annual returns in the U.S. equity market, we fear that many investors have become accustomed to high returns and have lost sight of the risks they take on to achieve them. In the current market many investors are taking on additional risk - whether through day trading or investing in speculative Internet stocks.

Risks are as much a part of the market today as they were one year ago.
We believe the market remains overvalued, with stocks priced 30% above our analysts' earnings projections. And market narrowness has not abated; the top 25 stocks in the Standard & Poor's 500 Composite Index, a popular, unmanaged index of common stock total return performance, are still the most overvalued. Such extreme overvaluation makes the stock market sensitive to interest-rate news and any negative earnings surprises. The Year 2000 (Y2K) computer problem is another factor causing investor concern. While we believe corporate America is well prepared to address any Y2K situations that may arise at year-end, no one can predict investor behavior. In our opinion, it is investor behavior that has the greatest potential to create market volatility.

We believe the best way to address Y2K and other market risks is through our continuing commitment to MFS Original Research(R) and our fundamental investment tenet of long-term investing. Whether markets are up or down, MFS analysts focus on analyzing industries and visiting companies to determine the long-term winners and the prices that will make them attractive opportunities. Because all companies will not benefit equally from the improving international environment, bottom-up research remains critical to identifying those that we believe are successfully restructuring, consolidating, and gaining market share.

Changes in market and economic conditions can't be predicted but should always be expected. The changes we have seen over the past year only reinforce our commitment to long-term planning and investing. We believe volatility helps to create opportunity for long-term investors to buy solid companies at attractive prices. For this reason, we are continuing to expand our domestic and international capabilities to ensure that MFS has primary, in-house research on companies worldwide. We believe that we have built the right investment team, backed by MFS Original Research, to take advantage of those opportunities for our shareholders.

We appreciate your confidence and welcome any questions or comments you may have.

Respectfully,

/s/ Jeffrey L. Shames
    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    October 15, 1999

MANAGEMENT REVIEW AND OUTLOOK

[Photo of Christopher J. Mier]
      Christopher J. Mier

For the six months ended September 30, 1999, Class A shares of the Fund provided a total return of -2.52%, Class B shares -2.88%, and Class C shares -2.88%. These returns include the reinvestment of any distributions but exclude the effects of any sales charges and compare to a -2.16% return over the same period for the Lehman Brothers Municipal Bond Index (the Lehman Index), an unmanaged index of national municipal bond investments rated "Baa" or higher, and to a -3.63% return for the average general municipal debt fund tracked by Lipper Analytical Services, Inc., an independent firm that reports mutual fund performance.

Q. WHAT FACTORS LED TO THE NEGATIVE RETURNS OF THE MUNICIPAL BOND MARKET AND THE FUND?

A. Rising interest rates were the main reason municipal bonds struggled during the period. Remember, as rates rise, bond prices fall. Market rates started to rise in the first quarter of 1999 and continued to do so through most of the period. Rates rose in response to concerns that the continued phenomenal strength of the U.S. economy would spark inflationary pressures. The Federal Reserve Board (the Fed) was concerned enough to raise short-term interest rates in June and in August. Looking more closely at the municipal bond market, its performance relative to U.S. Treasuries was restrained by issues related to supply and demand. On the supply side, new issuance was still very strong, even though it didn't match the huge quantity that came to market in 1998 when municipalities sought to take advantage of lower interest rates to reduce their borrowing costs. However, demand was weak as traditional purchasers of municipal bonds such as insurance companies were less active. In addition, municipal bonds and other non-Treasury investments lagged as market participants sought the liquidity offered by U.S. Treasury securities in anticipation of any problems associated with the approach of the year 2000.

Q. AT THE SAME TIME, THE FUND WAS ABLE TO OUTPERFORM ITS LIPPER AVERAGE. WHY WAS THAT?

A. The Fund was well positioned for a rising interest-rate environment. There were several factors that helped. First, the Fund had a shorter duration than the average of its competitors. A shorter duration meant that the Fund was less susceptible than its peers to price declines resulting from interest-rate increases. Second, the Fund was focused on intermediate-maturity securities. This segment of the market was hurt less by rate increases and price declines than long- or short-term securities. Third, the Fund benefited from its holdings in low-rated and nonrated securities. These investments are generally less susceptible to rising interest rates than higher-rated securities and offer higher yields but they are also associated with greater than average additional credit risk -- the risk that their issuers will not meet their payments. The combination of our effective credit research and a healthy economy that helped municipal issues to experience more credit upgrades than downgrades by rating agencies helped us avoid any significant credit problems.

Q. HAVE THERE BEEN OTHER SIGNIFICANT CHANGES TO THE FUND RECENTLY?

A. No. Instead of making a call on the future direction of interest rates or taking on excess credit risk, we've looked to invest in bonds with multiple attributes -- higher coupons with shorter durations, particular maturity ranges, and refundable features -- that we believe can perform well in a variety of investment environments.

Q. DID YOU FAVOR ANY PARTICULAR STATES OR SECTORS OF THE MARKET?

A. For several years, the U.S. economy as a whole has performed very well. It used to be that we'd see a cycle in which one region would perform better than the others, but recently that hasn't been the case. Thus, we haven't pursued a state- or region-specific strategy. With regard to sectors, we've generally been very cautious and selective with investments in the health care industry. On the other hand, higher education and housing were more attractive during the period.

Q. WHAT IS YOUR OUTLOOK FOR THE REST OF 1999?

A. As far as interest rates are concerned, I believe we'll see them trade in a narrow range fairly close to current levels instead of moving sharply up or down. It would not be surprising to see the Fed raise short-term interest rates one more time in November or early next year. Also, I suspect that we will see a gradual rebound in non-Treasury bond sectors, including municipals, as we cross into the year 2000 and liquidity becomes less of an issue. At this point, municipal securities are very attractively valued on an absolute basis and relative to Treasuries. (Principle value and interest of treasury securities is guaranteed by the U.S. government if held to maturity.) We believe they offer very attractive yields, enjoy the advantage of being tax exempt, and benefit from very strong credit quality. As a result, we believe there are many good reasons to own municipal bonds at this juncture.

/s/ Christopher J. Mier
    Christopher J. Mier
    Portfolio Manager

Note to Shareholders: Effective May 1, 1999, Mr. Mier became Portfolio Manager of the Fund, succeeding John P. Kihn.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
   PORTFOLIO MANAGER'S PROFILE
--------------------------------------------------------------------------------

   CHRISTOPHER J. MIER IS SENIOR VICE PRESIDENT OF MFS INVESTMENT
   MANAGEMENT(R) AND PORTFOLIO MANAGER OF MFS(R) MUNICIPAL LIMITED MATURITY FUND AND MFS(R) MUNICIPAL INCOME FUND. HE IS ALSO A PORTFOLIO MANAGER OF THE MFS(R) ALABAMA, ARKANSAS, CALIFORNIA, FLORIDA, MARYLAND,
   MASSACHUSETTS, MISSISSIPPI, NEW YORK, PENNSYLVANIA, AND TENNESSEE MUNICIPAL BOND FUNDS.

   MR. MIER JOINED MFS IN MAY 1999. PRIOR TO JOINING MFS, HE SPENT 13 YEARS AS A MANAGING DIRECTOR AND PORTFOLIO MANAGER IN THE MUNICIPAL BOND DEPARTMENT AT A MAJOR INTERNATIONAL MONEY MANAGER. HE EARNED A BACHELOR'S DEGREE IN ECONOMICS FROM THE UNIVERSITY OF MICHIGAN AND A MASTERS OF MANAGEMENT DEGREE FROM NORTHWESTERN UNIVERSITY. HE IS A CHARTERED FINANCIAL ANALYST.

   ALL PORTFOLIO MANAGERS AT MFS INVESTMENT MANAGEMENT(R) ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 100 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A COMPANY-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.

--------------------------------------------------------------------------------


This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and all charges and expenses, for any other MFS product is available from your financial consultant, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

--------------------------------------------------------------------------------
   FUND FACTS
--------------------------------------------------------------------------------

  OBJECTIVE:                    SEEKS AS HIGH A LEVEL OF CURRENT INCOME EXEMPT
                                FROM FEDERAL INCOME TAXES AS IS CONSISTENT WITH
                                PRUDENT INVESTING AND PROTECTION OF
                                SHAREHOLDERS' CAPITAL.

  COMMENCEMENT OF
  INVESTMENT OPERATIONS:        DECEMBER 29, 1986

  CLASS INCEPTION:              CLASS A  SEPTEMBER 7, 1993
                                CLASS B  DECEMBER 29, 1986
                                CLASS C  JANUARY 3, 1994

  SIZE:                         $360.5 MILLION NET ASSETS AS OF SEPTEMBER 30,
                                1999

--------------------------------------------------------------------------------

PERFORMANCE SUMMARY

Because mutual funds are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. Investment results reflect the percentage change in net asset value, including reinvestment of dividends.

AVERAGE ANNUAL AND CUMULATIVE TOTAL RATES OF RETURN

THROUGH SEPTEMBER 30, 1999

CLASS A

                                                     6 Months      1 Year     3 Years     5 Years    10 Years
---------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge         -2.52%      -1.45%     +16.35%     +33.03%     +83.79%
---------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge       --        -1.45%     + 5.18%     + 5.87%     + 6.28%
---------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge       --        -6.14%     + 3.48%     + 4.85%     + 5.76%
---------------------------------------------------------------------------------------------------------------

CLASS B

                                                     6 Months      1 Year     3 Years     5 Years    10 Years
---------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge         -2.88%      -2.19%     +13.74%     +27.85%     +74.59%
---------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge       --        -2.19%     + 4.38%     + 5.04%     + 5.73%
---------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge       --        -5.92%     + 3.47%     + 4.71%     + 5.73%
---------------------------------------------------------------------------------------------------------------

CLASS C

                                                     6 Months      1 Year     3 Years     5 Years    10 Years
---------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge         -2.88%      -2.18%     +13.87%     +28.02%     +75.02%
---------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge       --        -2.18%     + 4.43%     + 5.06%     + 5.76%
---------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge       --        -3.12%     + 4.43%     + 5.06%     + 5.76%
---------------------------------------------------------------------------------------------------------------

NOTES TO PERFORMANCE SUMMARY

The Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 4.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C Share Performance Including Sales Charge takes into account the deduction of the 1% CDSC applicable to shares redeemed within 12 months.

Class A and C share performance include the performance of the Fund's Class B shares for periods prior to their inception (blended performance). Class A blended performance has been adjusted to take into account the initial sales charge applicable to Class A shares rather than the CDSC applicable to Class B shares. Class C blended performance has been adjusted to take into account the lower CDSC applicable to Class C shares. These blended performance figures have not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses for Class A shares are lower than those of Class B shares, the blended Class A share performance is lower than it would have been had Class A shares been offered for the entire period. Because operating expenses of Class B and C shares are approximately the same, the blended Class C performance is approximately the same as it would have been had Class C shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

A small portion of income may be subject to state, federal, and/or alternative minimum tax. Capital gains, if any, are subject to a capital gains tax. See the prospectus for details.

PORTFOLIO CONCENTRATION AS OF SEPTEMBER 30, 1999

QUALITY RATINGS
Source: Standard & Poor's and Moody's.

"AAA"                    41.2%
"AA"                     13.6%
"A"                       6.0%
"BBB"                    12.8%
"BB"                      2.7%
"B"                       1.4%
Not Rated                22.3%

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS (Unaudited) -- September 30, 1999

Municipal Bonds - 100.0%
------------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
ISSUER                                                            (000 OMITTED)                  VALUE
------------------------------------------------------------------------------------------------------
General Obligation - 9.3%
  Birmingham, AL, 5.75s, 2019                                            $  210           $    212,390
  Chicago, IL, Board of Education, AMBAC, 0s, 2015                        1,500                585,345
  Comal, TX, Independent School District, PSF, 6s, 2020                   6,065              6,155,793
  District of Columbia, FSA, 5.5s, 2012                                   1,855              1,857,282
  Dudley-Charlton, MA, Regional School District, FGIC,
    6.545s, 2017(++)+                                                     1,495              1,393,998
  Fort Bend, TX, Independent School District, PSF, 5.5s, 2015             2,000              1,985,060
  Fresno, CA, Unified School District, 6.55s, 2020                        1,225              1,350,954
  Hamilton, OH, City School District, 6.15s, 2012                           200                216,086
  Houston, TX, Independent School District, PSF, 6.446s, 2017(++)+        2,325              2,099,940
  Jackson, MI, Public School System, FGIC, 6s, 2013                         375                392,767
  Manchester, NH, 5.875s, 2019                                              560                566,087
  Massachusetts STR, Consolidated Loan Series C, 5.875s, 2017             3,205              3,259,902
  New Orleans, LA, AMBAC, 0s, 2015                                        3,000              1,225,260
  New York City, NY, 8.2s, 2003                                           4,595              5,037,222
  New York City, NY, 8.2s, 2003                                             405                442,163
  New York City, NY, 7.5s, 2008                                             180                195,115
  Richardson, TX, Hospital Authority Rev. (Baylor-Richardson),
    5.25s, 2013                                                             600                557,220
  San Antonio, TX, 5s, 2020                                                 700                614,502
  Shelby County, TN, 0s, 2013                                             3,000              1,403,910
  State of Massachusetts, 5.25s, 2015                                       500                484,185
  Worcester, MA, FSA, 6s, 2017                                            3,475              3,594,297
                                                                                          ------------
                                                                                          $ 33,629,478
------------------------------------------------------------------------------------------------------
State and Local Appropriation - 2.2%
  Chicago, IL, Public Building Commission Rev., 6.446s, 2016(++)+        $1,500           $  1,387,590
  Chicago, IL, Public Building Commission Rev., 6.446s, 2017(++)+         1,250              1,142,250
  New York Medical Care Facilities Finance Agency (Mental
    Health Services), 7.875s, 2008                                          235                245,925
  New York Medical Care Facilities Finance Agency (Mental
    Health Services), 7.75s, 2020                                           290                298,450
  New York Medical Care Facilities Finance Agency (Mental
    Health Services), 7.5s, 2021                                            205                214,867
  New York Urban Development Corp. Rev., Correctional
    Capital Facilities, FSA, 5.25s, 2014                                  2,000              1,971,700
  Philadelphia, PA, Regional Port Authority Lease Rev.,
    MBIA, 8.37s, 2020(++)                                                 2,500              2,622,325
                                                                                          ------------
                                                                                          $  7,883,107
------------------------------------------------------------------------------------------------------
  Refunded and Special Obligations - 9.0%
    Adams County, CO, Single Family Mortgage Rev., 8.875s, 2011          $2,510           $  3,289,982
    Chapel Hill, NC, Parking Facilities Rev. (Rosemary
      Street), 8.125s, 2000                                                 860                917,861
    Chapel Hill, NC, Parking Facilities Rev. (Rosemary
      Street), 8.25s, 2000                                                1,000              1,068,680
    Clermont County, OH, Hospital Facilities Rev. (Mercy
      Health Systems), AMBAC, 9.441s, 2001(++)                            1,500              1,695,555
    Denver, CO, City & County Airport Rev., 8.75s, 2001                   1,260              1,395,488
    Martha's Vineyard, MA, Land Bank (Land Acquisition),
      8.125s, 2011                                                        1,600              1,709,520
    Massachusetts Industrial Finance Agency, Tunnel Rev
      (Mass. Turnpike), 9s, 2000                                          2,715              2,890,172
    New York City, NY, 8.25s, 2001                                        4,140              4,542,573
    New York Medical Care Facilities Financing Agency Rev
      (Mental Health Services), 7.875s, 2000                              1,180              1,244,475
    San Joaquin Hills, CA, Transportation Corridor Agency,
      Toll Road Rev., 0s, 2004                                            3,000              2,488,380
    San Joaquin Hills, CA, Transportation Corridor Agency,
      Toll Road Rev., 0s, 2005                                            1,800              1,419,858
    San Joaquin Hills, CA, Transportation Corridor Agency,
      Toll Road Rev., 0s, 2009                                            6,750              4,292,595
    Savannah, GA, Economic Development Authority, 0s, 2021                6,125              1,448,624
    Texas Turnpike Authority (Houston Ship Channel Bridge),
      12.625s, 2002                                                       3,000              3,684,690
    Washington Public Power Supply System Rev. (Nuclear
      Project #1), 14.375s, 2001                                            400                436,164
                                                                                          ------------
                                                                                          $ 32,524,617
------------------------------------------------------------------------------------------------------
Airport and Port Revenue - 12.9%
  Chicago, IL, O'Hare International Airport, Special
    Facilities Rev. (American Airlines), 7.875s, 2025                    $3,500           $  3,668,840
  Chicago, IL, O'Hare International Airport, Special
    Facilities Rev. (United Airlines), 8.85s, 2018                        2,715              2,898,996
  Chicago, IL, O'Hare International Airport, Special
    Facilities Rev. (United Airlines), 8.85s, 2018                        6,020              6,427,975
  Cleveland, OH, Airport Special Facilities Rev
    (Continental Airlines), 5.7s, 2019                                    1,000                908,230
  Cleveland, OH, Airport Special Facilities Rev
    (Continental Airlines), 9s, 2019                                      4,300              4,418,250
  Connecticut Airport Rev. (Bradley International
    Airport), FGIC, 7.65s, 2012                                           1,000              1,121,500
  Dallas-Fort Worth, TX, International Airport (American
    Airlines), 7.5s, 2025                                                 5,000              5,226,700
  Denver, CO, City & County Airport Rev., 8.75s, 2023                     3,490              3,790,419
  Hillsborough County, FL, Aviation Authority Rev. (US Air),
    8.6s, 2022                                                            2,000              2,168,800
  Kenton County, KY, Airport Board Special Facilities
    (Delta Airlines), 7.5s, 2020                                          1,000              1,059,440
  Louisville & Jeff County, KY, Regional Airport
    Authority, "A", MBIA, 6.5s, 2017                                      3,000              3,198,810
  Minneapolis & St. Paul, MN, FGIC, 5.625s, 2015                          5,000              4,975,550
  New Jersey Economic Development Authority, Special
    Facilities Rev. (Continental Airlines, Inc.), 6.625s, 2012            1,250              1,319,912
  Niagara, NY, Frontier Authority Airport Rev. (Buffalo-
    Niagra International Airport), MBIA, 5.75s, 2012                      1,525              1,546,152
  Tulsa, OK, Municipal Airport Trust Rev. (American
    Airlines), 7.375s, 2020                                               3,500              3,658,410
                                                                                          ------------
                                                                                          $ 46,387,984
------------------------------------------------------------------------------------------------------
Electric and Gas Utility Revenue - 14.8%
  Apache County, AZ, Industrial Development Authority,
    Pollution Control Rev. (Tuscon Electric Power Co.),
    5.875s, 2033                                                         $1,000           $    912,620
  Austin, TX, Utility Systems Rev., AMBAC, 0s, 2010                       7,500              4,184,775
  Austin, TX, Utility Systems Rev., AMBAC, 6.75s, 2011                    3,325              3,779,461
  Chicago, IL, Gas Supply Rev. (People's Gas), 8.1s, 2020                 2,000              2,081,680
  Corpus Christi, TX, Utility Systems Rev., FSA, 5.5s, 2010               4,000              4,000,760
  Georgia Municipal Electric Power Authority Rev., MBIA,
    6.375s, 2016                                                          2,000              2,176,860
  Georgia Municipal Electric Power Authority Rev., MBIA,
    6.5s, 2020                                                            7,350              8,087,720
  Intermountain Power Agency, UT, MBIA, 5s, 2019                          2,050              1,835,980
  Klamath Falls, OR, Electric Rev. (Klamath
    Cogeneration), 6s, 2025                                               3,500              3,304,175
  Matagorda County, TX (Reliant Energy), 5.95s, 2030                      2,000              1,884,500
  McAlester, OK, Public Works Authority, Utility System
    Rev., FSA, 5.75s, 2020                                                1,390              1,358,808
  Midland, MI, Environmental Development Authority,
    Pollution Control Rev. (Midland Cogeneration), 9.5s, 2009             2,000              2,095,220
  North Carolina Eastern Municipal Power Agency, MBIA,
    7s, 2007                                                              3,250              3,638,440
  Ohio Water Development, Pollution Control Rev
    (Cleveland Electric), 5.58s, 2033                                     1,000                965,000
  Pima County, AZ, Industrial Development Authority
    (Tuscon Electric Power Co.), 6.1s, 2025                               2,000              1,880,960
  Pittsylvania County, VA, Industrial Development
    Authority Rev., 7.5s, 2014                                            6,000              6,385,140
  Tacoma, WA, Electric Systems Rev., FSA, 5.625s, 2018                    3,000              2,950,590
  West Feliciana Parish, LA (Entergy Gulf States), 6.6s, 2028             1,665              1,662,786
                                                                                          ------------
                                                                                          $ 53,185,475
------------------------------------------------------------------------------------------------------
Health Care Revenue - 6.1%
  Baxter County, AR, Hospital Rev., 5.375s, 2014                         $1,000           $    941,440
  Bell County, TX, Health Facilities Development Corp.
    (Advanced Living Technology), 7.25s, 2001                                65                 63,721
  Bell County, TX, Health Facilities Development Corp.
    (Advanced Living Technology), 7.75s, 2006                               140                132,334
  Bell County, TX, Health Facilities Development Corp.
    (Advanced Living Technology), 8.125s, 2016                              505                459,206
  Bell County, TX, Health Facilities Development Corp.
    (Advanced Living Technology), 8.5s, 2026                              1,130              1,017,497
  Bell County, TX, Health Facilities Development Corp.
    (Kings Daughters Hospital), 9.25s, 2008                               1,315              1,365,391
  Chemung County, NY, Industrial Development Agency,
    Civic Facilities Rev. (St. Joseph's Hospital-Elmira),
    6s, 2013                                                              1,000                961,330
  Fulton County, NY, Industrial Development Agency Rev
    (Nathan Littauer Hospital Association), 5.75s, 2009                     250                240,303
  Gadsden County, FL, Industrial Development Authority
    (RHA/FL Properties), 10.45s, 2018                                     1,840              1,857,885
  Geisinger Authority, PA, Health Systems Rev., 3.9s, 1999                  300                300,000
  Goldsboro, NC, Housing Authority Rev. (North Carolina
    Housing Foundation, Inc.), 7.25s, 2029                                1,000                966,710
  Indiana Health Facilities Financing Authority, Hospital
    Rev. (Riverview Hospital), 5.25s, 2014                                  400                368,068
  Indiana Health Facilities Financing Authority, Hospital
    Rev. (Riverview Hospital), 5.5s, 2019                                   650                590,037
  Indiana Health Facilities Financing Authority Rev
    (Hoosier Care), 7.125s, 2034                                            855                829,444
  Indiana Health Facilities Financing Authority Rev
    (Metro Health/Indiana, Inc.), 6.3s, 2023                              1,240              1,165,104
  Jefferson County, KY, Health Care Authority Rev
    (Beverly Enterprises, Inc.), 5.875s, 2007                               250                244,933
  Louisiana Public Facilities Authority (Southwest
    Medical Center), 11s, 2006                                            1,170                198,924
  Lufkin, TX, Health Facilities Development Corp.
    (Memorial Health System of East Texas), 6.875s, 2026                    350                366,884
  Marion County, FL, Hospital District Rev., 5.625s, 2019                   750                714,045
  Massachusetts Health & Education Facilities Authority
    (Caritas Christi), 5.7s, 2015                                         1,000                946,920
  Mecosta County, MI, General Hospital Rev., 6s, 2018                       300                286,311
  Millbrae, CA, Residential Facility (Magnolia Of
    Millbrae), 7.375s, 2027                                               1,000              1,031,070
  New Hampshire Business Finance Authority, Health Care
    Facilities Rev. (Metropolitian Health Foundation,
    Inc.), 6.55s, 2028                                                    1,000                938,310
  Ohio County, WV, County Commission Health System (Ohio
    Valley Medical Center), 5.75s, 2013                                     900                853,641
  Royston Georgia Hospital Authority Hospital Revenue, Ty
    Cobb Healthcare Systems, Inc., 6.5s, 2027                               340                331,442
  State of Michigan Hospital Finance Authority Rev
    (Memorial Healthcare Center), 5.75s, 2015                               800                776,856
  Stillwater, OK, Medical Center Authority (Stillwater
    Medical Center), 6.5s, 2019                                           1,000              1,020,870
  Tennessee Veterans Home Board Rev. (Humboldt), 6.75s, 2021              1,000              1,057,950
  Torrance, CA, Hospital Rev., 6.875s, 2015                               1,600              1,717,760
  West Plains, MO, Industrial Development Authority Rev
    (Ozarks Medical Center), 6.75s, 2024                                    195                193,327
                                                                                          ------------
                                                                                          $ 21,937,713
------------------------------------------------------------------------------------------------------
Industrial Revenue (Corporate Guarantee) - 9.5%
  Burns Habor, IN, Solid Waste Disposal Facilities Rev
    (Bethlehem Steel), 8s, 2024                                          $3,000           $  3,224,850
  Carbon County, UT, Solid Waste Disposal Rev. (Laidlaw
    Environmental), 7.45s, 2017                                           2,500              2,675,850
  Delaware County, PA, Industrial Development Authority
    (Resources Recovery Facility), 5.5s, 2002                               270                269,077
  Delaware County, PA, Industrial Development Authority
    (Resources Recovery Facility), 6s, 2003                                 460                463,169
  Delaware County, PA, Industrial Development Authority
    (Resources Recovery Facility), 6.1s, 2005                               875                880,110
  East Chicago, IN, Exempt Facilities Rev. (Inland Steel
    Co.), 6.7s, 2012                                                      2,070              2,190,826
  Erie County, PA (International Paper), 7.875s, 2016                     1,200              1,254,132
  Farmington, NM, Pollution Control Rev. (Public Service
    Co. of NM), 6.375s, 2022                                              1,000              1,008,470
  Green Bay, WI, Redevelopment Authority Industrial Rev
    (Fort James Project), 5.6s, 2019                                      3,000              2,826,060
  Lake Charles, LA, Harbor & Terminal District Port
    (Occidental Petroleum), 7.2s, 2020                                    1,000              1,064,790
  Luzerne County, PA, Industrial Development Authority
    (Beverly Enterprise Inc.), 6.75s, 2008                                  500                498,715
  Massachusetts Development Finance Agency Rev
    (Springfield Resources Recovery), 5.625s, 2019                        2,400              2,299,056
  Navajo County, AZ, Industrial Development Authority
    (Stone Container Corp.), 7.4s, 2026                                   5,150              5,506,740
  Navajo County, AZ, Industrial Development Authority
    (Stone Container Corp.), 7.2s, 2027                                   1,000              1,062,490
  Northampton County, PA, Industrial Development
    Authority (Bethlehem Steel), 7.55s, 2017                              1,200              1,275,552
  Onondaga County, NY Industrial Development Agency,
    Solid Waste Disposal Facility Rev. (Solvay Paperboard
    LLC), 6.8s, 2014                                                      1,000                997,430
  Port of New Orleans, LA (Avondale Industries), 8.5s, 2014               1,975              2,166,911
  Virginia Peninsula Ports Authority Rev. (Zeigler Coal),
    6.9s, 2022                                                            2,250              2,181,218
  West Side Calhoun County, TX, Navigation District
    (Union Carbide), 8.2s, 2021                                           2,000              2,110,880
  Westmoreland County, PA, Industrial Development Corp.
    (Valley Landfill), LOC, 5.1s, 2018                                      500                466,940
                                                                                          ------------
                                                                                          $ 34,423,266
------------------------------------------------------------------------------------------------------
Insured Health Care Revenue - 2.9%
  Jefferson County, KY, Hospital Rev., MBIA, 8.836s, 2014(++)            $1,000           $  1,070,270
  Jefferson County, KY, Hospital Rev., MBIA, 8.938s, 2014(++)               500                575,260
  Lauderdale County & Florence, AL (Coffee Health Group),
    MBIA, 5.75s, 2014                                                       850                845,512
  Louisiana Public Facilities Authority Hospital Rev
    (Franciscan Missionaries), MBIA, 5.375s, 2013                         4,095              4,048,399
  Mississippi Hospital Equipment & Facilities Authority
    Rev. (Rush Medical Foundation), Connie Lee, 6.7s, 2018                1,000              1,051,870
  Rio Grande Valley, TX, Health Facilities Development
    Corp., MBIA, 7.604s, 2015(++)+                                        2,800              2,970,268
                                                                                          ------------
                                                                                          $ 10,561,579
------------------------------------------------------------------------------------------------------
Multi-Family Housing Revenue - 5.7%
  Austin, TX, Housing Finance Corp. (Woodland Heights
    Apartments), 7.25s, 2027                                             $1,000           $  1,108,630
  Austin, TX, Housing Finance Corp. (Woodland Heights
    Apartments), 7.25s, 2027                                                605                618,231
  Austin, TX, Housing Finance Corp. (Woodland Heights
    Apartments), 10s, 2027                                                  380                378,936
  California Statewide Community Development Authority
    (Equity Residential), 5.2s, 2029                                      1,000                978,780
  Charter Mac Equity Issuer Trust, 6.625s, 2009                           2,000              1,992,640
  Colorado Housing Finance Authority, 7.15s, 2014                           130                139,616
  Colorado Housing Finance Authority, FHA, 8.3s, 2023                     2,750              2,876,280
  Eaglebend, CO, Affordable Housing Corp., 6.2s, 2012                     1,000              1,001,010
  Pennsylvania Housing Finance Agency, 7.6s, 2013                         1,000              1,044,340
  Ridgeland, MS, Urban Renewal, Multifamily Housing Rev
    (Northbrook I & III Apartments), 6.15s, 2019                          1,250              1,174,263
  Texas Department of Housing & Community Affairs, 10s, 2026+             2,280              2,299,973
  Vermont Housing Finance Agency, 8.375s, 2020                            2,600              2,634,944
  Wisconsin Housing & Economic Development Authority,
    7.2s, 2013                                                            4,000              4,182,720
                                                                                          ------------
                                                                                          $ 20,430,363
------------------------------------------------------------------------------------------------------
Sales and Excise Tax Revenue - 2.3%
  Metropolitan Pier & Exposition Authority, IL, MBIA, 0s, 2016           $8,400           $  3,197,376
  Regional Transport Authority Illinois, FSA, 5.75s, 2017                 5,000              5,054,300
                                                                                          ------------
                                                                                          $  8,251,676
------------------------------------------------------------------------------------------------------
Single Family Housing Revenue - 7.2%
  California Housing Finance Agency Rev., MBIA, 0s, 2027                 $1,625           $    354,039
  California Housing Finance Agency Rev., MBIA, 0s, 2028                  4,455              1,002,642
  California Rural Home Mortgage Finance Authority, GNMA,
    5.2s, 2030                                                              400                421,948
  Chicago, IL, GNMA, 7.05s, 2030                                            200                217,678
  Chicago, IL, Residential Mortgage Rev., MBIA, 0s, 2009                  1,645                823,208
  Chicago, IL, Single Family Mortgage Rev., GNMA, 6.35s, 2030             1,190              1,257,080
  Colorado Housing Finance Authority, 7.4s, 2027                            360                385,938
  Colorado Housing Finance Authority, 6.875s, 2028                        1,000              1,064,570
  Colorado Housing Finance Authority, 6.8s, 2030                            550                586,652
  Cook County, IL, Single Family Mortgage Rev., 0s, 2015                  3,330                600,799
  De Kalb, IL, Single Family Mortgage Rev., GNMA, 7.45s, 2009               120                125,428
  Jefferson Parish, LA, Home Mortgage Authority Rev.,
    GNMA, 6.75s, 2030                                                       300                321,546
  Kentucky Housing Corp., FHA, 7.45s, 2023                                2,730              2,815,367
  Lee County, FL, Housing Finance Authority Rev., GNMA,
    7s, 2031                                                                190                204,261
  Mississippi Home Corp., GNMA, 7.1s, 2023                                  454                473,333
  Mississippi Home Corp., GNMA, 5s, 2030                                  1,305              1,367,027
  Missouri Housing Development Commission, Mortgage Rev.,
    GNMA, 6.3s, 2029                                                        230                238,551
  Missouri Housing Development Commission, Mortgage Rev.,
    GNMA, 6.45s, 2029                                                       250                264,428
  Missouri Housing Development Commission, Mortgage Rev.,
    GNMA, 6.7s, 2030                                                      1,000              1,070,400
  Nebraska Investment Finance Authority, Series F, GNMA,
    5.6s, 2020                                                              400                390,000
  New Hampshire Housing Finance Authority, 7.2s, 2010                     4,350              4,526,044
  New Mexico Mortgage Finance Authority, 6.75s, 2029                        500                535,670
  Oklahoma Housing Finance Agency, 6.8s, 2026                               505                537,471
  Pima County, AZ, Industrial Development Authority Rev.,
    GNMA, 6.2s, 2030                                                      2,000              2,086,580
  Sedgwick & Shawnee Counties, KS, GNMA, 6.5s, 2022                         350                367,623
  Sedgwick & Shawnee Counties, KS, GNMA, 5.5s, 2026                         750                798,787
  Tennessee Housing Development Agency, 0s, 2017                          3,445              1,194,726
  Utah Housing Finance Agency, GNMA, 8.625s, 2019                           125                125,301
  Utah Housing Finance Agency, FHA, 9.25s, 2019                              15                 15,177
  Utah Housing Finance Agency, FHA, 6.3s, 2028                            1,755              1,788,591
                                                                                          ------------
                                                                                          $ 25,960,865
------------------------------------------------------------------------------------------------------
Solid Waste Revenue - 2.0%
  Henrico County, VA, Industrial Development Authority
    Rev. (Bon Secours), FSA, 7.934s, 2027(++)                            $5,000           $  5,234,150
  Henrico County, VA, Industrial Development Authority
    Rev. (Browning-Ferris), 5.3s, 2011                                    1,000                966,320
  Hudson County, NJ, Solid Waste System Rev., 5.9s, 2015                  1,000                987,490
                                                                                          ------------
                                                                                          $  7,187,960
------------------------------------------------------------------------------------------------------
Special Assessment District - 0.9%
  Broadview, IL, Tax Increment Rev., 5.25s, 2012###                      $1,000           $    943,580
  Katy, TX, Development Authority Rev., 5.8s, 2011                        1,000                958,950
  Katy, TX, Development Authority Rev., 6s, 2018                          1,500              1,425,030
                                                                                          ------------
                                                                                          $  3,327,560
------------------------------------------------------------------------------------------------------
Student Loan Revenue - 2.2%
  Arizona Student Loan Acquisition Authority, 5.8s, 2016                 $  675                674,703
  Arizona Student Loan Acquisition Authority, 5.85s, 2017                   700                699,692
  Pennsylvania State Higher Educational Assistance
    Agency, AMBAC, 9.723s, 2026(++)                                       5,500              6,421,525
                                                                                          ------------
                                                                                          $  7,795,920
------------------------------------------------------------------------------------------------------
Turnpike Revenue - 2.0%
  New Jersey Economic Development Authority, Special
    Facilities Rev., FSA, 6s, 2016                                       $  325           $    334,838
  New Jersey Transportation Trust Fund Authority, 5.625s, 2013            1,400              1,432,424
  New Jersey Turnpike Authority Rev., MBIA, 6.5s, 2016                    1,450              1,602,569
  New York Thruway Authority Rev., Highway & Bridges,
    FGIC, 5.125s, 2015                                                    4,000              3,803,880
                                                                                          ------------
                                                                                          $  7,173,711
------------------------------------------------------------------------------------------------------
Universities - 4.8%
  Clark County, NV, Economic Development Rev. (Alexander
    Dawson School), 5.5s, 2020                                           $1,500           $  1,388,265
  Georgia Private Colleges & University Authority Rev
    (Emory University), 5.75s, 2016                                       5,495              5,577,865
  Islip, NY, Community Development Agency Rev. (New York
    Institute of Technology), 7.5s, 2026                                  2,000              2,117,480
  Maine Finance Authority, Waynflete School Issue, 6.4s, 2019             1,000                999,460
  Maine Finance Authority, Waynflete School Issue, 6.5s, 2029             1,000              1,000,700
  New Hampshire Higher Education & Health Facilities
    Authority Rev. (New Hampshire College), 6.375s, 2027                  1,435              1,408,467
  St. Joseph County, IN, Educational Facilities Rev
    (University of Notre Dame), 6.5s, 2026                                1,000              1,108,680
  Texas A & M University Rev., Financing Systems, 5.375s, 2016            3,515              3,414,471
  University of Akron, OH, FGIC, 6s, 2015                                   250                258,552
                                                                                          ------------
                                                                                          $ 17,273,940
------------------------------------------------------------------------------------------------------
  Water and Sewer Utility Revenue - 5.8%
    Atlanta, GA, Water & Wastewater Rev., FGIC, 6.946s, 2016(++)         $1,000           $  1,005,400
    Columbia, SC, Waterworks & Sewer Rev., 6s, 2014                       2,000              2,070,500
    Columbia, SC, Waterworks & Sewer Rev., 6s, 2015                       1,960              2,021,309
    Massachusetts Water Resources Authority, 6.5s, 2019,                  7,495              8,184,240
    New York Environmental Facilities Corp., Clean Water &
      Drinking, 5s, 2016                                                  2,000              1,837,720
    Pittsburgh, PA, Water & Sewer Authority Rev., FGIC, 0s, 2017          2,300                817,650
    Pittsburgh, PA, Water & Sewer Authority Rev., FGIC, 0s, 2018          2,300                768,913
    Salt Lake County, UT, Water Conservancy District Rev.,
      AMBAC, 0s, 2008                                                     2,100              1,339,842
    Triborough Bridge & Tunnel Authority Rev., NY, 5.25s, 2017            3,065              2,913,987
                                                                                          ------------
                                                                                          $ 20,959,561
------------------------------------------------------------------------------------------------------
Other - 0.4%
  Alabama Building Renovation Authority, AMBAC, 6s, 2018                 $  760           $    773,247
  Iowa Finance Authority Community Provider Rev
    (Boys & Girls Home), 6.25s, 2028                                        500                462,820
  Rail Connections Inc., MA Rev., 0s, 2016                                  100                 32,822
  Rail Connections Inc., MA Rev., 0s, 2017                                  210                 63,934
  Rail Connections Inc., MA Rev., 0s, 2018                                  300                 85,098
                                                                                          ------------
                                                                                          $  1,417,921
------------------------------------------------------------------------------------------------------
Total Municipal Bonds                                                                     $360,312,696
------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $350,488,065)                                         $360,312,696
Other Assets, Less Liabilities                                                                 169,660
------------------------------------------------------------------------------------------------------
Net assets - 100.0%                                                                       $360,482,356
------------------------------------------------------------------------------------------------------
(++) Inverse floating rate security.
   + Restricted security.
 ### Security segregated as collateral for an open futures contract.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
--------------------------------------------------------------------------
SEPTEMBER 30, 1999
--------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $350,488,065)      $ 360,312,696
  Cash                                                           2,004,878
  Receivable for Fund shares sold                                  516,795
  Receivable for investments sold                                6,358,530
  Interest receivable                                            6,095,583
  Other assets                                                       5,093
                                                             -------------
      Total assets                                           $ 375,293,575
                                                             -------------
Liabilities:
  Distributions payable                                      $     713,666
  Payable for Fund shares reacquired                               556,813
  Payable for investments purchased                             13,388,209
  Payable for daily variation margin on open futures
contracts                                                            8,156
  Payable to affiliates -
    Management fee                                                   3,930
    Shareholder servicing agent fee                                    983
    Distribution and service fee                                     5,533
    Administrative fee                                                 147
  Accrued expenses and other liabilities                           133,782
                                                             -------------
      Total liabilities                                      $  14,811,219
                                                             -------------
Net assets                                                   $ 360,482,356
                                                             =============
Net assets consist of:
  Paid-in capital                                            $ 346,466,629
  Unrealized appreciation on investments                         9,814,070
  Accumulated net realized gain on investments                   3,373,527
  Accumulated undistributed net investment income                  828,130
                                                             -------------
      Total                                                  $ 360,482,356
                                                             =============
Shares of beneficial interest outstanding                     42,353,870
                                                              ==========
Class A shares:
  Net asset value per share
    (net assets of $210,073,820 / 24,695,864 shares of
     beneficial interest outstanding)                            $8.51
                                                                 =====
  Offering price per share (100 / 95.25)                         $8.93
                                                                 =====
Class B shares:
  Net asset value and offering price per share
    (net assets of $122,220,359 / 14,351,573 shares of
     beneficial interest outstanding)                            $8.52
                                                                 =====
Class C shares:
  Net asset value and offering price per share
    (net assets of $28,188,177 / 3,306,433 shares of
     beneficial interest outstanding)                            $8.53
                                                                 =====
On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements.

Statement of Operations (Unaudited)
-------------------------------------------------------------------------
SIX MONTHS ENDED SEPTEMBER 30, 1999
-------------------------------------------------------------------------

Net investment income:
  Interest income                                           $ 11,999,004
                                                            ------------
  Expenses -
    Management fee                                          $  1,329,587
    Trustees' compensation                                        22,497
    Shareholder servicing agent fee                              188,286
    Distribution and service fee (Class A)                       267,796
    Distribution and service fee (Class B)                       660,350
    Distribution and service fee (Class C)                       151,318
    Administrative fee                                            28,242
    Custodian fee                                                 53,586
    Postage                                                       11,437
    Auditing fees                                                 16,091
    Legal fees                                                     3,160
    Miscellaneous                                                 75,023
                                                            ------------
      Total expenses                                        $  2,807,373
    Fees paid indirectly                                         (54,568)
    Reduction of expenses by investment adviser                 (570,041)
                                                            ------------
      Net expenses                                          $  2,182,764
                                                            ------------
        Net investment income                               $  9,816,240
                                                            ------------
Realized and unrealized gain (loss) on investments:
  Realized gain (identified cost basis) -
    Investment transactions                                 $  1,878,384
    Futures contracts                                             30,306
                                                            ------------
        Net realized gain on investments                    $  1,908,690
                                                            ------------
  Change in unrealized depreciation -
    Investments                                             $(22,074,359)
    Futures contracts                                            (10,561)
                                                            ------------
        Net unrealized loss on investments                  $(22,084,920)
                                                            ------------
          Net realized and unrealized loss on investments   $(20,176,230)
                                                            ------------
            Decrease in net assets from operations          $(10,359,990)
                                                            ============

See notes to financial statements.

Statement of Changes in Net Assets
-------------------------------------------------------------------------------------------------
                                                          SIX MONTHS ENDED             YEAR ENDED
                                                        SEPTEMBER 30, 1999         MARCH 31, 1999
                                                               (UNAUDITED)
-------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                      $  9,816,240            $ 18,990,701
  Net realized gain on investments                              1,908,690              11,934,284
  Net unrealized loss on investments                          (22,084,920)            (13,129,075)
                                                             ------------            ------------
      Increase (decrease) in net assets from
        operations                                           $(10,359,990)           $ 17,795,910
                                                             ------------            ------------
Distributions declared to shareholders -
  From net investment income (Class A)                       $ (5,808,896)           $(10,453,353)
  From net investment income (Class B)                         (3,078,497)             (7,052,099)
  From net investment income (Class C)                           (704,355)             (1,199,356)
                                                             ------------            ------------
      Total distributions declared to shareholders           $ (9,591,748)           $(18,704,808)
                                                             ------------            ------------

Net increase (decrease) in net assets from Fund
  share transactions                                         $ (8,458,947)           $  6,604,815
                                                             ------------            ------------
      Total increase (decrease) in net assets                $(28,410,685)           $  5,695,917
Net assets:
  At beginning of period                                      388,893,041             383,197,124
                                                             ------------            ------------

  At end of period (including accumulated undistributed
    net investment income of $828,130 and $603,638,
    respectively)                                            $360,482,356            $388,893,041
                                                             ============            ============

See notes to financial statements.

Financial Highlights
---------------------------------------------------------------------------------------------------------------------------------
                                                                                  YEAR ENDED MARCH 31,
                            SIX MONTHS ENDED         ----------------------------------------------------------------------------
                          SEPTEMBER 30, 1999              1999            1998            1997            1996            1995
                                 (UNAUDITED)
---------------------------------------------------------------------------------------------------------------------------------
                                     CLASS A
---------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of
  period                              $ 8.97            $ 8.99          $ 8.50          $ 8.62          $ 8.56          $ 8.56
                                      ------            ------          ------          ------          ------          ------
Income from investment operations# -
  Net investment income(S)            $ 0.24            $ 0.47          $ 0.48          $ 0.49          $ 0.51          $ 0.50
  Net realized and unrealized
    gain (loss) on investments         (0.46)            (0.02)           0.49           (0.12)           0.05            0.02
                                      ------            ------          ------          ------          ------          ------
      Total from investment
        operations                    $(0.22)           $ 0.45          $ 0.97          $ 0.37          $ 0.56          $ 0.52
                                      ------            ------          ------          ------          ------          ------
Less distributions declared to
  shareholders -
  From net investment income          $(0.24)           $(0.47)         $(0.48)         $(0.49)         $(0.50)         $(0.52)
  In excess of net investment
    income                               --                --              --              --            (0.00)+++         --
  In excess of net realized
    gain on investments                  --                --              --              --              --            (0.00)+++
                                      ------            ------          ------          ------          ------          ------
      Total distributions
        declared to
        shareholders                  $(0.24)           $(0.47)         $(0.48)         $(0.49)         $(0.50)         $(0.52)
                                      ------            ------          ------          ------          ------          ------
Net asset value - end of period       $ 8.51            $ 8.97          $ 8.99          $ 8.50          $ 8.62          $ 8.56
                                      ======            ======          ======          ======          ======          ======
Total return(+)                        (2.52)%++          5.16%          11.61%           4.28%           6.81%           6.33%
Ratios (to average net assets)/
  Supplemental data(S):
    Expenses##                          0.86%+            1.08%           1.23%           1.31%           1.28%           1.13%
    Net investment income               5.53%+            5.35%           5.44%           5.75%           5.75%           6.20%
Portfolio turnover                        38%               31%             23%             30%             23%             25%
Net assets at end of period
  (000 omitted)                     $210,074          $215,858        $189,056        $152,039        $121,903         $25,270

(S) The investment adviser voluntarily waived a portion of its fee, for certain periods indicated. If these fees had been incurred by the Fund, the net investment income per share and the ratios would have been:
      Net investment income           $ 0.23            $ 0.47           $ --            $ --            $ --            $ --
      Ratios (to average net assets):
        Expenses##                      1.16%+            1.21%            --              --              --              --
        Net investment income           5.23%+            5.22%            --              --              --              --
  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for this expense offset arrangement.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

Financial Highlights - continued
---------------------------------------------------------------------------------------------------------------------------------
                                                                                  YEAR ENDED MARCH 31,
                            SIX MONTHS ENDED         ----------------------------------------------------------------------------
                          SEPTEMBER 30, 1999              1999            1998            1997            1996            1995
                                 (UNAUDITED)
---------------------------------------------------------------------------------------------------------------------------------
                                     CLASS B
---------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of
  period                              $ 8.98            $ 9.00          $ 8.51          $ 8.63          $ 8.57          $ 8.56
                                      ------            ------          ------          ------          ------          ------
Income from investment operations# -
  Net investment income(S)            $ 0.21            $ 0.41          $ 0.42          $ 0.43          $ 0.43          $ 0.44
  Net realized and unrealized
    gain (loss) on investments         (0.47)            (0.02)           0.48           (0.13)           0.06             --
                                      ------            ------          ------          ------          ------          ------
      Total from investment
        operations                    $(0.26)           $ 0.39          $ 0.90          $ 0.30          $ 0.49          $ 0.44
                                      ------            ------          ------          ------          ------          ------
Less distributions declared to
  shareholders -
  From net investment income          $(0.20)           $(0.41)         $(0.41)         $(0.42)         $(0.43)         $(0.43)
  In excess of net investment
    income                               --                --              --              --            (0.00)+++         --
                                      ------            ------          ------          ------          ------          ------
      Total distributions
        declared to
        shareholders                  $(0.20)           $(0.41)         $(0.41)         $(0.42)         $(0.43)         $(0.43)
                                      ------            ------          ------          ------          ------          ------
Net asset value - end of period       $ 8.52            $ 8.98          $ 9.00          $ 8.51          $ 8.63          $ 8.57
                                      ======            ======          ======          ======          ======          ======
Total return                           (2.88)%++          4.38%          10.77%           3.44%           5.87%           5.32%
Ratios (to average net assets)/
  Supplemental data(S):
    Expenses##                          1.61%+            1.83%           1.98%           2.11%           2.13%           2.16%
    Net investment income               4.77%+            4.59%           4.69%           4.95%           4.90%           5.15%
Portfolio turnover                        38%               31%             23%             30%             23%             25%
Net assets at end of period
  (000 omitted)                     $122,220          $140,871        $172,339        $226,138        $306,889        $412,965

(S) The investment adviser voluntarily waived a portion of its fee, for certain periods indicated. If these fees had been incurred by the Fund, the net investment income per share and the ratios would have been:
      Net investment income           $ 0.20            $ 0.40           $ --            $ --            $ --            $ --
      Ratios (to average net assets):
        Expenses##                      1.91%+            1.96%            --              --              --              --
        Net investment income           4.47%+            4.46%            --              --              --              --
  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for this expense offset arrangement.

See notes to financial statements.

Financial Highlights - continued
---------------------------------------------------------------------------------------------------------------------------------
                                                                                  YEAR ENDED MARCH 31,
                            SIX MONTHS ENDED         ----------------------------------------------------------------------------
                          SEPTEMBER 30, 1999              1999            1998            1997            1996            1995
                                 (UNAUDITED)
---------------------------------------------------------------------------------------------------------------------------------
                                     CLASS C
---------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of
  period                              $ 8.99            $ 9.01          $ 8.52          $ 8.64          $ 8.57          $ 8.56
                                      ------            ------          ------          ------          ------          ------
Income from investment operations# -
  Net investment income(S)            $ 0.21            $ 0.41          $ 0.41          $ 0.43          $ 0.43          $ 0.44
  Net realized and unrealized
    gain (loss) on investments         (0.47)            (0.02)           0.49           (0.12)           0.07            0.01
                                      ------            ------          ------          ------          ------          ------
      Total from investment
        operations                    $(0.26)           $ 0.39          $ 0.90          $ 0.31          $ 0.50          $ 0.45
                                      ------            ------          ------          ------          ------          ------
Less distributions declared to
  shareholders -
  From net investment income          $(0.20)           $(0.41)         $(0.41)         $(0.43)         $(0.43)         $(0.44)
  In excess of net investment
    income                               --                --              --              --            (0.00)+++         --
                                      ------            ------          ------          ------          ------          ------
      Total distributions
        declared to
        shareholders                  $(0.20)           $(0.41)         $(0.41)         $(0.43)         $(0.43)         $(0.44)
                                      ------            ------          ------          ------          ------          ------
Net asset value - end of period       $ 8.53            $ 8.99          $ 9.01          $ 8.52          $ 8.64          $ 8.57
                                      ======            ======          ======          ======          ======          ======
Total return                           (2.88)%++          4.37%          10.75%           3.62%           5.94%           5.39%
Ratios (to average net assets)/
  Supplemental data(S):
    Expenses##                          1.61%+            1.81%           1.98%           2.06%           2.05%           2.09%
    Net investment income               4.77%+            4.59%           4.69%           5.00%           4.95%           5.23%
Portfolio turnover                        38%               31%             23%             30%             23%             25%
Net assets at end of period
  (000 omitted)                      $28,188           $32,164         $21,802         $19,159         $16,504         $10,936

(S) The investment adviser voluntarily waived a portion of its fee, for certain periods indicated. If these fees had been incurred by the Fund, the net investment income per share and the ratios would have been:
      Net investment income           $ 0.20            $ 0.40           $ --            $ --            $ --            $ --
      Ratios (to average net assets):
        Expenses##                      1.91%+            1.94%            --              --              --              --
        Net investment income           4.47%+            4.46%            --              --              --              --
  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for this expense offset arrangement.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Municipal Income Fund (the Fund) is a diversified series of MFS Municipal Series Trust (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Futures contracts listed on commodities exchanges are reported at market value using closing settlement prices. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Futures Contracts - The Fund may enter into futures contracts for the delayed delivery of securities or contracts based on financial indices at a fixed price on a future date. In entering such contracts, the Fund is required to deposit with the broker either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. The Fund's investment in futures contracts is designed to hedge against anticipated future changes in interest rates or securities prices. Investments in interest rate futures for purposes other than hedging may be made to modify the duration of the portfolio without incurring the additional transaction costs involved in buying and selling the underlying securities. Should interest rates or securities prices move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss.

Indexed Securities - The Fund may invest in indexed securities whose value may be linked to interest rates, commodities, indices or other financial indicators. Indexed securities are fixed-income securities whose proceeds at maturity (principal-indexed securities) or interest rates (coupon-indexed securities) rise and fall according to the change in one or more specified underlying instruments. Indexed securities may be more volatile than the underlying instrument itself.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount is amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Interest payments received in additional securities are recorded on the ex- interest date in an amount equal to the value of the security on such date. The Fund uses the effective interest method for reporting interest income on payment-in-kind (PIK) bonds. Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions, which are generally non-recurring, incurred to protect or enhance the value of high- yield debt securities, are reported as additions to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are expensed.

Fees Paid Indirectly - The Fund's custody fee is calculated as a percentage of the Fund's month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. Distributions paid by the Fund from net interest received on tax-exempt municipal bonds are not includable by shareholders as gross income for federal income tax purposes because the Fund intends to meet certain requirements of the Code applicable to regulated investment companies, which will enable each Fund to pay exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax-preference item to shareholders.

Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

Multiple Classes of Shares of Beneficial Interest - The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on the value of settled shares outstanding of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.30% of the average daily net assets and 6.43% of investment income. The investment adviser has voluntarily agreed to waive a portion of its fee, which is reflected as a reduction of expenses in the Statement of Operations.

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net pension expense of $6,260 for the six months ended September 30, 1999.

Administrator - The Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee at the following annual percentages of the Fund's average daily net assets:

            First $1 billion                               0.0150%
            Next $1 billion                                0.0125%
            Next $1 billion                                0.0100%
            In excess of $3 billion                        0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $30,754 for the six months ended September 30, 1999, as its portion of the sales charge on sales of Class A shares of the Fund.

The Trustees have adopted a distribution plan for Class A, Class B and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares, commissions to dealers and payments to MFD wholesalers for sales at or above a certain dollar level, and other such distribution-related expenses that are approved by the Trustees. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $23,089 for the six months ended September 30, 1999. Fees incurred under the distribution plan during the six months ended September 30, 1999, were 0.25% of average daily net assets attributable to Class A shares on an annualized basis. Payment of the 0.10% per annum Class A distribution fee will be implemented on such date as the Trustees of the Fund may determine.

The Fund's distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $9,629 and $229 for Class B and Class C shares, respectively, for the six months ended September 30, 1999. Fees incurred under the distribution plan during the six months ended September 30, 1999, were 1.00% of average daily net assets attributable to both Class B and Class C shares.

Certain Class A shares and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the six months ended September 30, 1999 were $46, $84,563, and $17,096 for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Fund's average daily net assets at an effective annual rate of 0.10%. Prior to April 1, 1999, the fee was calculated as a percentage of the Fund's average daily net assets at an annual rate of 0.1125%.

(4) Portfolio Securities
Purchases and sales of investments, other than short-term obligations, aggregated $142,368,386 and $146,377,991, respectively.

The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                   $350,488,065
                                                                 ------------

Gross unrealized appreciation                                    $ 15,885,846
Gross unrealized depreciation                                      (6,061,215)
                                                                 ------------

    Net unrealized appreciation                                  $  9,824,631
                                                                 ============

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

Class A Shares
                           SIX MONTHS ENDED SEPTEMBER 30, 1999        YEAR ENDED MARCH 31, 1999
                           -----------------------------------    -----------------------------
                                       SHARES           AMOUNT           SHARES          AMOUNT
------------------------------------------------------------------------------------------------
Shares sold                         2,817,599    $  24,799,626       17,940,018    $ 161,458,718
Shares issued to shareholders
  in reinvestment of
  distributions                       352,138        3,063,241          656,208        5,905,944
Shares reacquired                  (2,541,970)     (22,291,420)     (15,559,589)    (140,049,954)
                                -------------    -------------    -------------    -------------
    Net increase                      627,767    $   5,571,447        3,036,637    $  27,314,708
                                =============    =============    =============    =============

Class B Shares
                           SIX MONTHS ENDED SEPTEMBER 30, 1999        YEAR ENDED MARCH 31, 1999
                           -----------------------------------    -----------------------------
                                       SHARES           AMOUNT           SHARES          AMOUNT
------------------------------------------------------------------------------------------------
Shares sold                           925,836    $   8,135,360        1,719,464    $  15,505,630
Shares issued to shareholders
  in reinvestment of
  distributions                       193,513        1,686,569          438,965        3,957,222
Shares reacquired                  (2,457,285)     (21,480,641)      (5,619,360)     (50,627,988)
                                -------------    -------------    -------------    -------------
    Net increase (decrease)        (1,337,936)   $ (11,658,712)       3,460,931    $  31,165,136
                                =============    =============    =============    =============

Class C Shares
                           SIX MONTHS ENDED SEPTEMBER 30, 1999        YEAR ENDED MARCH 31, 1999
                           -----------------------------------    -----------------------------
                                       SHARES           AMOUNT           SHARES          AMOUNT
------------------------------------------------------------------------------------------------
Shares sold                           403,671    $   3,568,620        1,793,587    $  16,187,441
Shares issued to shareholders
  in reinvestment of
  distributions                        49,532          432,263           85,755          773,910
Shares reacquired                    (725,461)      (6,372,565)        (721,227)      (6,506,108)
                                -------------    -------------    -------------    -------------
    Net increase (decrease)          (272,258)   $  (2,371,682)       1,158,115    $  10,455,243
                                =============    =============    =============    =============

(6) Line of Credit
The Fund and other affiliated funds participate in an $820 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the six months ended September 30, 1999, was $1,278.

(7) Financial Instruments
The Fund trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates. These financial instruments include future contracts. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Futures Contracts

                                                                     UNREALIZED
DESCRIPTION                        EXPIRATION  CONTRACTS POSITION  DEPRECIATION
--------------------------------------------------------------------------------
U.S. Treasury Bond              December 1999         29    Short       $ 3,624
Municipal Bond Index            December 1999         29     Long         6,937
                                                                        -------
                                                                        $10,561
                                                                        =======

At September 30, 1999, the Fund had sufficient cash and/or securities to cover any margin requirements under these contracts.

(8) Restricted Securities
The Fund may invest not more than 15% of its net assets in securities which are subject to legal or contractual restrictions on resale. At September 30, 1999, the Fund owned the following restricted securities, excluding securities issued under Rule 144A, constituting 3.4% of net assets which may not be publicly sold without registration under the Securities Act of 1933. The Fund does not have the right to demand that such securities be registered. The value of these securities is determined by valuations furnished by dealers or by a pricing service, or if not available, in good faith by the Trustees.

                                                        DATE OF              PAR
DESCRIPTION                                         ACQUISITION           AMOUNT             COST            VALUE
-------------------------------------------------------------------------------------------------------------------
Atlanta, GA, Water & Wastewater Rev.,
  FGIC, 6.946s, 2016                                    4/20/99       $1,000,000       $1,167,100      $ 1,005,400
Chicago, IL, Public Building Commission
  Rev., 6.446s, 2016                                    3/10/99        1,500,000        1,619,550        1,387,590
Chicago, IL, Public Building Commission
  Rev., 6.446s, 2017                                    3/10/99        1,250,000        1,337,550        1,142,250
Dudley-Charlton, MA, Regional School
  District, FGIC, 6.545s, 2017                           5/5/99        1,495,000        1,615,945        1,393,998
Houston, TX, Independent School District,
  PSF, 6.446s, 2017                                     2/26/99        2,325,000        2,440,831        2,099,940
Rio Grande Valley, TX, Health Facilities
  Development Corp., MBIA,
  7.604s, 2015                                           7/1/92        2,800,000        2,766,764        2,970,268
Texas Department of Housing & Community
  Affairs, 10s, 2026                                    11/1/96        2,280,000        2,290,000        2,299,973
                                                                                                       -----------
                                                                                                       $12,299,419
                                                                                                       ===========

                     MFS' YEAR 2000 READINESS DISCLOSURE

MFS Investment Management(R), as an investment adviser and on behalf of the MFS funds, is committed to the effective use of technology in managing our portfolio investments, delivering high-quality service to MFS fund shareholders, retirement plan participants, and MFS' institutional clients, and supporting the financial consultants who sell our products. With that in mind, we created a separately funded Year 2000 Program Management Office in 1996 comprised of a specialized staff reporting directly to MFS senior management.

The Year 2000 (Y2K) problem arises because calendar-year fields in computers and software applications traditionally have used two-digit codes so that, for example, the year 1998 is coded as "98," with the "19" being implied. In the year 2000, unless necessary corrections have been made, computer applications may assume "00" refers to 1900 rather than 2000, thus resulting in systems failures or miscalculations. To address this issue, our team of dedicated business and technology managers, working with outside experts, is taking steps to ascertain the Y2K readiness of MFS' internal systems and is working with our external systems vendors to determine whether they expect their systems to be ready.

MFS recognizes that fund shareholders and institutional clients also are concerned about whether the companies whose securities are held in their portfolios are addressing Y2K issues. As part of the MFS Original Research(R) process of evaluating portfolio investments, one of the many relevant factors that MFS' portfolio managers and research analysts may consider is a company's Y2K readiness. Each year, MFS' research analysts and portfolio managers conduct more than 1,000 on-site meetings with companies whose securities are, or may be, held in fund and client portfolios, and host an additional 1,500 meetings at MFS' headquarters. When assessing the Y2K readiness of these companies, MFS' research analysts and portfolio managers may rely upon discussions at these meetings as well as SEC disclosure documents and third-party reports.

Y2K readiness is an enormously complex, worldwide issue. No company or institution can guarantee that it will be unaffected by the Y2K issue. While MFS is taking significant steps to protect the integrity of its internal systems, there can be no assurance that these steps will be sufficient to avoid any adverse impact on MFS, shareholders of MFS funds, participants in retirement plans administered by MFS, or MFS' institutional clients.

If you have further questions regarding MFS' Year 2000 Readiness Program, please visit our Web site at www.mfs.com or contact the MFS Year 2000 Program Management Office by e-mail at y2k@mfs.com or by letter at 500 Boylston Street, Boston, MA 02116-3741.

MFS(R) MUNICIPAL INCOME FUND

TRUSTEES                                                    ASSISTANT TREASURERS
Richard B. Bailey* - Private Investor;                      Mark E. Bradley*
Former Chairman and Director (until 1991), MFS              Ellen Moynihan*
Investment Management                                       James O. Yost*

Marshall N. Cohan - Private Investor                        SECRETARY
                                                            Stephen E. Cavan*
Lawrence H. Cohn, M.D. - Chief of Cardiac
Surgery, Brigham and Women's Hospital;                      ASSISTANT SECRETARY
Professor of Surgery, Harvard Medical School                James R. Bordewick, Jr.*

The Hon. Sir J. David Gibbons, KBE - Chief                  CUSTODIAN
Executive Officer, Edmund Gibbons Ltd.;                     State Street Bank and Trust Company
Chairman, Colonial Insurance Company, Ltd.
                                                            INVESTOR INFORMATION
Abby M. O'Neill - Private Investor                          For MFS stock and bond market outlooks, call
                                                            toll free: 1-800-637-4458 anytime from a
Walter E. Robb, III - President and Treasurer,              touch-tone telephone.
Benchmark Advisors, Inc.; President, Benchmark
Consulting Group, Inc.                                      For information on MFS  mutual funds, call
                                                            your financial consultant or, for an
Arnold D. Scott* - Senior Executive                         information kit, call toll free:
Vice President, Director, and Secretary,                    1-800-637-2929 any business day from 9 a.m. to
MFS Investment Management                                   5 p.m. Eastern time (or leave a message
                                                            anytime).
Jeffrey L. Shames* - Chairman, Chief
Executive Officer, and Director,                            INVESTOR SERVICE
MFS Investment Management                                   MFS Service Center, Inc.
                                                            P.O. Box 2281
J. Dale Sherratt - President, Insight                       Boston, MA 02107-9906
Resources, Inc.; Managing General Partner,
Wellfleet Investments; Chief Executive                      For general information, call toll free:
Officer, Cambridge Nutraceuticals                           1-800-225-2606 any business day from
                                                            8 a.m. to 8 p.m. Eastern time.
Ward Smith - Former Chairman (until 1994),
NACCO Industries                                            For service to speech- or hearing-impaired,
                                                            call toll free: 1-800-637-6576 any business day
INVESTMENT ADVISER                                          from 9 a.m. to 5 p.m. Eastern time. (To use
Massachusetts Financial Services Company                    this service, your phone must be equipped with
500 Boylston Street                                         a Telecommunications Device for the Deaf.)
Boston, MA 02116-3741
                                                            For share prices, account balances, and
DISTRIBUTOR                                                 exchanges, call toll free: 1-800-MFS-TALK
MFS Fund Distributors, Inc.                                 (1-800-637-8255) anytime from a touch-tone
500 Boylston Street                                         telephone.
Boston, MA 02116-3741
                                                            WORLD WIDE WEB
CHAIRMAN AND PRESIDENT                                      www.mfs.com
Jeffrey L. Shames*

PORTFOLIO MANAGER
Christopher J. Mier*

TREASURER
W. Thomas London*

*Affiliated with the Investment Adviser

MFS(R) MUNICIPAL INCOME FUND                                        ------------
                                                                      BULK RATE
                                                                    U.S. POSTAGE
[Logo] M F S(R)                                                         PAID
INVESTMENT MANAGEMENT                                                   MFS
We invented the mutual fund(R)                                      ------------

500 Boylston Street
Boston, MA 02116-3741



(c)1999 MFS Investment Management.(R)

MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116

                                                    MMI-3  11/99 20M  02/202/302